                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Partners Core Bond Portfolio                   Security Description: Corporate Bond
Issuer: Chesapeake Energy Corporation                             Offering Type: US Registered
                                                                  (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 08/09/2010      None                                     N/A
 2.   Trade Date                                    08/09/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                           100%         None                                     N/A
 4.   Price Paid per Unit                              100%         Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             1.625%        Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                USD 2,710,000     None                                     N/A
 9.   Total Size of Offering                    USD 1,400,000,000   None                                     N/A
10.   Total Price Paid by the Fund plus Total    USD 120,000,000    #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund           CREDIT SUISSE     Must not include Sub-Adviser             YES
      purchased (attach a list of ALL            SECURITIES (USA)   affiliates ***
      syndicate members)                               LLC
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        (s)
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Partners Core Bond Portfolio                   Security Description: Corporate Bond
Issuer: Peabody Energy Corporation                                Offering Type: US Registered
                                                                  (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 08/11/2010      None                                     N/A
 2.   Trade Date                                    08/11/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                           100%         None                                     N/A
 4.   Price Paid per Unit                              100%         Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             1.25%         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                USD 4,095,000     None                                     N/A
 9.   Total Size of Offering                     USD 650,000,000    None                                     N/A
10.   Total Price Paid by the Fund plus Total     USD 80,000,000    #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund          BANC OF AMERICA    Must not include Sub-Adviser             YES
      purchased (attach a list of ALL             SECURITIES LLC    affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        (s)
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Core Bond Portfolio                 Security Description: Corporate Bond
Issuer: NBC Universal, Inc.                                       Offering Type: 144A
                                                                  (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 09/27/2010      None                                     N/A
 2.   Trade Date                                    09/27/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                         99.975%        None                                     N/A
 4.   Price Paid per Unit                            99.975%        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             0.45%         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                USD 4,425,000     None                                     N/A
 9.   Total Size of Offering                    USD 2,000,000,000   None                                     N/A
10.   Total Price Paid by the Fund plus Total    USD 315,000,000    #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund           MORGAN STANLEY    Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                  & CO.        affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                        (s)
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Partners Balanced Fund              Security Description: Apache Corporation (APA) Secondary
Issuer: Apache Corporation (APA) Secondary (CUSIP # 03741110)     Offering Type: US Registered

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 07/23/2010      None                                     YES
 2.   Trade Date                                    07/23/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                          $88.00        None                                     YES
 4.   Price Paid per Unit                             $88.00        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             $2.64         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $79,200        None                                     YES
 9.   Total Size of Offering                      $1,963,280,000    None                                     YES
10.   Total Price Paid by the Fund plus Total      $45,698,400      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund         GOLDMAN SACHS AND   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL           COMPANY NEW YORK    affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Balanced Fund                       Security Description: General Motors Company (GM) IPO
Issuer: General Motors Company (GM) IPO CUSIP # 37045V10          Offering Type: US Registered

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 11/18/2010      None                                     YES
 2.   Trade Date                                    11/18/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                          $33.00        None                                     YES
 4.   Price Paid per Unit                             $33.00        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             $0.25         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $267,300       None                                     YES
 9.   Total Size of Offering                      15,774,000,000    None                                     YES
10.   Total Price Paid by the Fund plus Total      $173,853,900     #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund           MORGAN STANLEY    Must not include Sub-Adviser             YES
      purchased (attach a list of ALL              AND COMPANY      affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Balanced                            Security Description: HCP, Inc. (HCP) Secondary
Issuer: HCP, Inc. (HCP) Secondary CUSIP # 40414L10                Offering Type: US Registered

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 12/14/2010      None                                     YES
 2.   Trade Date                                    12/14/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                          $32.00        None                                     YES
 4.   Price Paid per Unit                             $32.00        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             $1.28         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $25,600        None                                     YES
 9.   Total Size of Offering                      1,280,000,000     None                                     YES
10.   Total Price Paid by the Fund plus Total      $76,320,000      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund          CITIGROUP GLOBAL   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                MARKETS        affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Mid Value                           Security Description: LPL Investment Holdings Inc. (LPLA) IPO
Issuer: LPL Investment Holdings Inc. (LPLA) IPO CUSIP # 50213H10  Offering Type: US Registered

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 11/18/2010      None                                     YES
 2.   Trade Date                                    11/18/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                          $30.00        None                                     YES
 4.   Price Paid per Unit                             $30.00        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             $1.58         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $774,000       None                                     YES
 9.   Total Size of Offering                       469,724,460      None                                     YES
10.   Total Price Paid by the Fund plus Total      $28,164,000      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund         GOLDMAN SACHS AND   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL           COMPANY NEW YORK    affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Mid Value                           Security Description: Dollar General Corporation (DG) Secondary
Issuer: Dollar General Corporation (DG) Secondary                 Offering Type: US Registered
        (CUSIP # 25667710)

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 12/08/2010      None                                     YES
 2.   Trade Date                                    12/08/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                          $30.50        None                                     YES
 4.   Price Paid per Unit                             $30.50        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             $1.04         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $969,900       None                                     YES
 9.   Total Size of Offering                       762,500,000      None                                     YES
10.   Total Price Paid by the Fund plus Total      $18,300,000      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund          CITIGROUP GLOBAL   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                MARKETS        affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Mid Value                         Security Description: HCP, Inc. (HCP) Secondary
Issuer: HCP, Inc. (HCP) Secondary                               Offering Type: US Registered
        (CUSIP # 40414L10)

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 12/14/2010      None                                     YES
 2.   Trade Date                                    12/14/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                          $32.00        None                                     YES
 4.   Price Paid per Unit                             $32.00        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             $1.28         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $771,200       None                                     YES
 9.   Total Size of Offering                      1,280,000,000     None                                     YES
10.   Total Price Paid by the Fund plus Total      $76,320,000      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund          CITIGROUP GLOBAL   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                 MARKETS       affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.